EXHIBIT 10.5

            SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
            ---------------------------------------------------------


     THIS SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT made as of this 15th day of December, 2000 among PRIMESOURCE SURGICAL, INC., (the
"Borrower"), BIMECO,INC., a Florida corporation a Delaware corporation ("Bimeco"), RUBY MERGER SUB, INC., a Delaware corporation ("Ruby" and together with Bimeco, the "Guarantors") (the Borrower and Guarantors, collectively the "Loan Parties") and CITIZENS BANK OF MASSACHUSETTS (hereinafter referred to as the "Bank").

     WHEREAS, the Borrower, Bimeco and the Bank are parties to an Amended and Restated Credit Agreement dated as of June 14, 1999, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of August 22, 2000 (the "Credit Agreement") Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement. The Loan parties, in order to facilitate the acquisition of two medical supply companies by Ruby, desire (a) to amend the Credit Agreement to permit the formation of Ruby and add Ruby as a joint and several guarantor thereunder, (b) to pledge to the Bank all of the capital stock of Ruby, (c) to grant to the Agent a first priority lien in all personal property and fixtures of Ruby, whether now owned or hereafter acquired and (d) to amend the Credit Agreement in various other respects. The Bank is willing to amend the Credit Agreement on the terms and conditions set forth herein.

     NOW, THEREFORE, in consideration of the foregoing premises and other good and valuable consideration the receipt of and sufficiency of which is hereby acknowledged, the parties hereby amend the Credit Agreement as follows:

     Section 1. DEFINITIONS.

          (a) Section 1.1 of the Credit Agreement is hereby amended by deleting the definitions "Guarantor Security Agreement," "Intellectual Property Security Agreements" and "Unlimited Guaranty Agreements" in their entirety and substituting therefor the following:

          "GUARANTOR SECURITY AGREEMENTS" shall mean the security agreements between the Bank and each of Bimeco, Ruby and the Internet Subsidiary (if any) securing the obligations of the Borrower under the Credit Documents.

          "INTELLECTUAL PROPERTY SECURITY AGREEMENTS" shall mean the intellectual property security agreements between the Bank and each of Bimeco, Ruby and the Internet Subsidiary (if any) securing the obligations of the Borrower under the Credit Documents.

          "UNLIMITED, GUARANTY AGREEMENTS" shall mean the unlimited guaranties of Bimeco, Ruby and the Internet Subsidiary (if any) of the obligations of the Borrower under the Credit Documents.


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     Section 2. AMENDMENTS OF CREDIT AGREEMENT.

          (a) Article 5 of the Credit  Agreement  is hereby  amended by deleting
5.31 in its entirety and substituting the following therefor:

          "Section 5.31" Subsidiaries. The Borrower shall have no subsidiaries other than Bimeco, Ruby and the Internet Subsidiary."

     Section 3. CONSENT BY THE BANK. The Bank hereby consents to the transactions described in the Agreement and Plan of Merger among the Borrower, Ruby, New England Medical Specialties, Inc., Professional Equipment Co., Inc. and the Shareholders of New England Medical Specialties, Inc. and Professional Equipment Co., Inc. dated as of December __ 2000 (the "Merger Agreement").

     Section 4. PROMISSORY NOTES. The Bank and the Loan Parties acknowledge and agree that the $5,000,000 Amended and Restated Term Note dated as of June 14, 1999 issued by the Borrower to the Bank and the $12,000,000 Amended and Restated Revolving Credit Note dated as of June 14, 1999 issued by the Borrower to the Bank are hereby cancelled and replaced with the $5,000,000 Second Amended and Restated Term Note (the "New Term Note") dated as of December __, 2000 and the $12,000,000 Second Amended and Restated Revolving Credit Note (the "New Revolving Credit Note") dated as of December __, 2000 in the form attached hereto as Exhibits A and B, respectively. The New Term Note shall evidence all amounts owed by the Borrower to the Bank with respect to the Term Credit. The New Revolving Credit Note shall evidence all amount owed by the Borrower to the Bank with respect to Revolving Credit Advances.

     Section 5. MERGER AGREEMENT. On or before January 5, 2000, the Loan Parties shall have delivered to the Bank an executed officer's certificate in form and substance satisfactory to the Bank confirming the consummation of the Merger Agreement. Failure to deliver such officer's certificate on or before January 5, 2000 shall constitute an Event of Default under the Credit Agreement.

     Section 6. EFFECTIVENESS: CONDITIONS TO EFFECTIVENESS OF SECOND AMENDMENT. This Second Amendment to the Credit Agreement shall become effective upon satisfaction of the following conditions:

          (a) SECOND AMENDMENT. The Loan Parties shall have delivered to the Bank and executed Second Amendment to the Credit Agreement.

          (b) PROMISSORY NOTES. The Loan Parties shall have delivered to the Bank an executed New Term Note and New Revolving Credit Note.

          (c) RUBY UNLIMITED GUARANTY. Ruby shall have executed an Unlimited Guaranty in form and substance satisfactory to the Bank of the Obligations which shall have been delivered to the Bank.

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          (d) RUBY  SECURITY  AGREEMENT.  Ruby  shall  have  executed a Security
Agreement  in  form  and   substance   satisfactory   to  the  Bank  granting  a
first-priority lien to the Bank to secure Ruby's obligations under its Unlimited Guaranty

          (e) RUBY INTELLECTUAL PROPERTY SECURITY AGREEMENT. Ruby shall have executed an Intellectual Property Security Agreement in form and substance satisfactory to the Bank granting the Bank a first-priority security interest in the intellectual property of Ruby to secure Ruby's obligations under its Unlimited Guaranty.

          (f) RUBY  INTERCOMPANY  NOTE. Ruby shall have executed an intercompany note in favor of the Borrower which shall have been collaterally assigned and delivered to the Bank.

          (g) PLEDGE AMENDMENT. The Borrower shall have executed an amendment to the Pledge Agreement between the Borrower and the Bank dated as of June 14, 1999 pledging all of its interests in Ruby to the Bank.

          (h) OPINION OF COUNSEL. The Loan Parties shall have delivered to the Bank an opinion of Skadden, Arps, Slate, Meagher & Flom LLP, counsel to the Loan Parties in form and substance satisfactory to the Bank.

          (i) COMPLIANCE CERTIFICATE. The Loan Parties shall have delivered to the Bank an executed pro forma Compliance Certificate (after giving effect to the Merger Agreement) dated as of the date hereof and attached hereto as EXHIBIT 5.06(c)

          (j)  BORROWERING  BASE  CERTIFICATE.   The  Loan  Parties  shall  have
delivered to the Bank an executed Borrowing Base Certificate dated as of the date hereof and attached hereto as Exhibit 5.06(d).

          (k) RESOLUTIONS. Copies of the resolutions of the Boards of Directors of the Loan Parties authorizing the execution, delivery and performance of this Second Amendment and any Credit Document executed in connection herewith certified by an officer of each Loa Party (which certificate shall state that such resolutions are in full force and effect).

          (l) INCUMBENCY. Certificates of an officer of the Loan Parties, certifying the name and signatures of the officers of the Loan Parties to sign this Second Amendment and the other Credit Documents to be delivered on or about the date hereof to which the Loan Parties are a party.

          (m) EXISTENCE, QUALIFICATION AND GOOD STANDING CERTIFICATES. Certificates of good standing and legal existence for the Loan Parties of recent date issued by the governmental authority of each such Loan Party's state of incorporation.

          (n) ADDITIONAL DOCUMENTATION. Delivery to the Bank of such other documents as the Bank or its special counsel shall reasonably require.

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     Section 7. MISCELLANEOUS.

          (a) The Loan Parties hereby confirm to the Bank that the representations and warranties of the Borrower set forth in Article III of the Credit Agreement (as amended and supplemented hereby) are true and correct as of the date hereof, as if set forth herein in full.

          (b) The Loan Parties have reviewed the provisions of this Second Amendment and all documents executed in connection therewith or pursuant thereto or incident or collateral hereto or thereto from time to time and there is no Event of Default under the Credit Agreement, and no condition which, with the passage of time or giving of notice or both, would constitute an Event of Default thereunder.

          (c) The Loan Parties agree that each of the Credit Documents shall remain in full force and effect giving effect to this Second Amendment. The granting of the liens and security interests under the Security Agreement and Guarantor Security Agreements secure all of the obligations of the Loan Parties under the Credit Documents, amended by this Second Amendment.

          (d) This Second Amendment represents the entire agreement among the parties hereto relating to this Second Amendment, and supersedes all prior understandings and agreements among the parties relating to the subject matter of this Second Amendment. The Loan Parties waive and release any claims they may have against, and forever discharge, the Bank and its officers, directors, agents, attorneys, employees, successors and assigns from any claims and causes of action arising out of the transactions referred to or contemplated in any way by the Credit Documents and this Second Amendment.

          (e) The Loan Parties represent and warrant that the execution, delivery or performance by the Loan Parties of any of the obligations contained in this Second Amendment or in any Credit Document do not require the consent, approval or authorization of any person or governmental authority or any action by or on account of with respect to any person or governmental authority.

          (f) The Loan Parties agree, jointly and severally, to pay all the Bank's reasonable expenses in preparing, executing and delivering this Second Amendment to Credit Agreement, and all related instruments and documents, including, without limitation, payment upon the closing of the Second Amendment of all reasonable fees and out-of-pocket expenses of the Bank's special counsel, Goodwin, Procter & Hoar LLP in the amount of $15,000.00.

          (g) This Second Amendment to Credit Agreement shall be a Credit Document and shall be governed by and construed and enforced under the laws of The Commonwealth of Massachusetts without regard to principles relating to choice of law.

          (h) The Loan Parties agree that the Borrowing Base Certificate and Compliance Certificate attached hereto as Exhibit 5.06(c) and 5.06(d) shall supersede and replace the Borrowing Base Certificate and Compliance Certificate referred to in the Credit Agreement.

          (i) The Guarantors agree and acknowledge that the Unlimited Guaranty Agreements (as such term in amended by this Second Amendment) shall continue to guarantee, among other things, the prompt payment when due of all of the
Borrower's obligations to the Bank, including without limitations the Obligations, and otherwise remain in full force and effect.

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     IN WITNESS WHEREOF,  the parties hereto have executed this Second Amendment to the Credit Agreement under seal as of the date first above written.

                          ORROWER:

                                   PRIMESOURCE SURGICAL, INC.


                                   By:  /s/ Michael K. Bayley
                                        ---------------------------------------
                                           Name:   Michael K. Bayley
                                           Title:  Executive Vice President and
                                                   Chief Financial Officer

                                   GUARANTORS:

                                   BIMECO, INC.


                                   By:  /s/ Michael K. Bayley
                                        ---------------------------------------
                                           Name:   Michael K. Bayley
                                           Title:  Executive Vice President and
                                                   Chief Financial Officer

                                   RUBY MERGER SUB, INC.


                                   By:  /s/ Michael K. Bayley
                                        ---------------------------------------
                                           Name:   Michael K. Bayley
                                           Title:  Executive Vice President and
                                                   Chief Financial Officer

                           BANK:

                                   CITIZENS BANK OF MASSACHUSETTS


                                   By:  illegible
                                        ---------------------------------------
                                           Name:
                                           Title:



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